SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                          -------------------------

                               FORM 8-K/A No. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934

Amendment No. 1 to Form 8-K filed on April 30, 1996 (Date of earliest event reported was April 17, 1996)


                       COEUR D'ALENE MINES CORPORATION
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            (Exact name of Registrant as specified in its charter)


         Idaho                      1-8641             82-0109423
 ---------------------------      ------------       ---------------
(State or other jurisdiction      (Commission        (IRS Employer
      of incorporation)           File Number)       Identification
                                                       Number)

     400 Coeur d'Alene Mines Bldg.
     505 Front Avenue
     Coeur d'Alene, Idaho                         83814
 ----------------------------------------      ----------
 (Address of principal executive offices)      (zip code)


      Registrant's telephone number, including area code: (208) 667-3511
                                                          --------------

         The undersigned registrant hereby amends the following items of its Current Report on Form 8-K filed on April 30, 1996, as set forth in the page attached hereto:

         Item 2    -     Acquisition or Disposition of Assets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                     COEUR D'ALENE MINES CORPORATION

Date: May 9, 1996                    By: /s/JAMES A. SABALA
                                         -------------------
                                         James A. Sabala
                                         Senior Vice President and
                                          Chief Financial Officer

     The Form 8-K of Coeur d'Alene Mines Corporation (the "Company") filed on April 30, 1996 stated in the third line of the second paragraph under Item 2 thereof on page 2 that the Company issued a total of 1,141,983 shares of its common stock in connection with the offer described in the first paragraph of the Form 8-K. That number was incorrect. The correct number is 1,419,832 shares.

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